Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC. (the “Trust”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of beneficial interest of the Trust that the undersigned is entitled to vote at the joint special meeting of shareholders of the Trust to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

MYJ_29574_012518_Pref

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1 E.	The preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a separate class to approve an Agreement and Plan of Reorganization between MYJ and BlackRock New Jersey Municipal Bond Trust (“BLJ”) and the transactions contemplated therein, including the issuance of additional MYJ preferred shares.	☐	☐	☐

1 F.	The preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a separate class to approve an Agreement and Plan of Reorganization between MYJ and BlackRock New Jersey Municipal Income Trust (“BNJ”) and the transactions contemplated therein, including the issuance of additional MYJ preferred shares.	☐	☐	☐

2 A.	The common shareholders and preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of MYJ in connection with the Agreement and Plan of Reorganization between BlackRock New Jersey Municipal Bond Trust (“BLJ”) and MYJ.	☐	☐	☐

2 B.	The common shareholders and preferred shareholders of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of MYJ in connection with the Agreement and Plan of Reorganization between BlackRock New Jersey Municipal Income Trust (“BNJ”) and MYJ.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Joint Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/blk-29574

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	MYJ_29574	M XXXXXXXX +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST ( the “Trust”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of beneficial interest of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

BLJ_29574_012518_Pref

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1 A.	The common shareholders and preferred shareholders of BlackRock New Jersey Municipal Bond Trust (“BLJ”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and BLJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

1 B.	The preferred shareholders of BlackRock New Jersey Municipal Bond Trust (“BLJ”) are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and BLJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Joint Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/blk-29574

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	BLJ_29574	M XXXXXXXX +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

THANK YOU FOR VOTING

PROXY	BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (the “Trust”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of beneficial interest of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE

BNJ_29574_012518_Pref

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1 C.

The common shareholders and preferred shareholders of BlackRock New Jersey Municipal Income

Trust (“BNJ”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and BNJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.

		☐	☐	☐

1 D.	The preferred shareholders of BlackRock New Jersey Municipal Income Trust (“BNJ”) are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and BNJ’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Joint Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/blk-29574

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

⬛ XXXXXXXXXXXXXX	BNJ_29574	M XXXXXXXX +